EXHIBIT 99.1

CHINA GROWTH EQUITY INVESTMENT LTD.
(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements
Report of Independent Registered Public Accounting Firm	1
Balance Sheets	2
Statements of Operations	3
Statement of Shareholders’ Equity	4
Statements of Cash Flows	5
Notes to Financial Statements	6-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
China Growth Equity Investment, Ltd.
Beijing, PRC

We have audited the accompanying balance sheets of China Growth Equity Investment, Ltd. (a development stage company) as of June 2, 2011 and December 31, 2010, and the related statements of operations, stockholders' equity and cash flows for the periods from January 1, 2011 to June 2, 2011, January 18, 2010 (inception) to December 31, 2010 and January 18, 2010 (inception) to June 2, 2011.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Growth Equity Investment, Ltd. (a development stage company) as of June 2, 2011 and December 31, 2010, and the results of its operations and its cash flows for the periods from January 1, 2011 to June 2, 2011, January 18, 2010 (inception) to December 31, 2010 and January 18, 2010 to June 2, 2011,  in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath LLP

New York, New York
June 8, 2011

CHINA GROWTH EQUITY INVESTMENT LTD.
(A Development Stage Company)

Balance Sheets

	June 2, 2011	December 31, 2010

ASSETS
Current assets:
Cash	$1,488,726	$167,374
Investments held in trust at amortized cost (fair value $50,250,000)	50,250,000	-
Prepaid expenses	-	1,098
Deferred offering costs	-	110,392

Total assets	$51,738,726	$278,864
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$394,360	$64,906
Deferred underwriter’s fee	2,250,000
Shareholder loan	200,000	192,261
Due to shareholders	206	206
	2,844,566	257,373

Maximum ordinary shares, subject to possible redemption 4,367,578 and 0 shares stated at conversion value, respectively	43,894,159	-

Shareholders’ equity:
Ordinary shares, $.001 par value Authorized 60,000,000 shares; 6,437,500 and 1,955,000 shares issued and outstanding respectively	2,069	1,955
Additional paid-in capital	5,043,844	42,945
Deficit accumulated during the development stage	(45,912)	(23,409)
Total shareholders’ equity	5,000,001	21,491
Total liabilities and shareholders’ equity	$51,738,726	$278,864

The accompanying notes are an integral part of these financial statements

CHINA GROWTH EQUITY INVESTMENT LTD.
(A Development Stage Company)

Statements of Operations

	For the period from January 1, 2011 to June 2, 2011	For the period from January 18, 2010 (Inception) to December 31, 2010	For the period from January 18, 2010 (Inception) to June 2, 2011

Formation costs	$14,764	$11,248	$26,012
Interest expense	7,739	12,161	19,900
Net loss	$(22,503)	$(23,409)	$(45,912)

Weighted average shares outstanding	1,832,039	1,955,000
Basic and diluted net loss per share	$(0.01)	$(0.01)

The accompanying notes are an integral part of these financial statements

CHINA GROWTH EQUITY INVESTMENT LTD.
(A Development Stage Company)

Statement of Shareholders’ Equity
For the Period January 18, 2010 (Inception) to June  2, 2011

	Ordinary Shares		Additional Paid-in	Deficit Accumulated During the Development	Shareholders’
	Shares	Amount	Capital	Stage	Equity
Ordinary shares issued at inception	1,955,000	$1,955	$23,045	$—	$25,000
Interest on shareholder loan	—	—	19,900	—	19,900
Net loss	—	—	—	(23,409)	(23,409)
Balance at December 31, 2010	1,955,000	1,955	42,945	(23,409)	21,491

Ordinary shares forfeited	(517,500)	(518)	518	—	—
Proceeds from initial public offering net of offering costs and underwriter discounts of $4,079,828	5,000,000	5,000	45,915,172		45,920,172
Proceeds from sale of warrants in private placement			2,975,000		2,975,000
Proceeds subject to maximum conversion of 4,367,578 shares		(4,368)	(43,889,791)		(43,894,159)

Net loss	—	—	—	(22,503)	(22,503)
Balance at June 2, 2011	6,437,500	$2,069	$5,043,844	$(45,912)	$5,000,001

The accompanying notes are an integral part of these financial statements

CHINA GROWTH EQUITY INVESTMENT LTD.
(A Development Stage Company)

Statements of Cash Flows

	For the period from January 1, 2011 to June 2, 2011	For the period from January 18, 2010 (Inception) to December 31, 2010	For the period from January 18, 2010 (Inception) to June 2, 2011

Cash flows from operating activities
Net loss	$(22,503)	(23,409)	(45,912)
Adjustment to reconcile net loss to net cash used in operating activities:
Interest expense on shareholder loan	7,739	12,161	19,900
Changes in operating assets and liabilities:
Accrued expenses	9,641	5,359	15,000
Due to shareholders	-	206	206
Prepaid expenses	1,098	(1,098)	-
Net cash used in operating activities	(4,025)	(6,781)	(10,806)

Cash flows from investing activities
Funds placed in trust account from offerings	(50,250,000)	-	(50,250,000)

Cash flows from financing activities
Proceeds from sale of ordinary shares to founding Shareholders	-	25,000	25,000
Proceeds from initial public offering	50,000,000	-	50,000,000
Proceeds from private placement of insider warrants	2,975,000	-	2,975,000
Payment of underwriters fees and offering costs	(1,399,623)	(50,845)	(1,450,468)
Proceeds from shareholder loan	-	200,000	200,000
Net cash provided by financing activities	51,575,377	174,155	51,749,532
Net increase in cash	1,321,352	167,374	1,488,726
Cash at beginning of period	167,374	-	-
Cash at end of period	$1,488,726	167,374	1,488,726

Supplemental disclosure of non-cash financing activities
Deferred underwriters' commission included in proceeds from initial public offering	$2,250,000	$-	$2,250,000
Accrued offering costs included in proceeds from initial public offering	$319,813	$59,547	$379,360

The accompanying notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Plan of Business Operations

China Growth Equity Investment Ltd. (the “Company”) is a Cayman Islands limited life exempted company organized as a blank check company for the purpose of acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of an operating business through contractual arrangements, that has its principal business and/or material operations located in the People’s Republic of China.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective May 26, 2011. The Company consummated the Offering on June 2, 2011 and received net proceeds of $51,145,172, which included $2,250,000 in deferred underwriter’s fees, and $2,975,000 from the private placement sale of Insider Warrants (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal business and/or material operations located in the People’s Republic of China (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, management has agreed that at least $10.05 per unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses and other entities it engages execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. In order to protect the amounts held in the Trust Account, the Company’s officers and directors have agreed to indemnify the Company for claims of creditors, vendors, service providers and target businesses who have not executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account. The only obligations not covered by such indemnity are with respect to claims of creditors, vendors, service providers and target businesses that have executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account.  The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest income earned on the Trust Account may be released to the Company to fund working capital and to pay the Company’s tax obligations.

The Company will provide shareholders with the opportunity to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, less franchise and income taxes payable, upon the consummation of the initial business combination, subject to the limitations described herein. As of June 2, 2011, the amount held in the Trust Account is approximately $10.05 per share. However, if the underwriters’ over-allotment option is exercised in full it is anticipated to be approximately $10.01 per share. The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and any public shares they may hold in connection with the consummation of a business combination. The founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Unlike many other blank check companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, the Company intends to consummate the initial business combination and conduct the redemptions without a shareholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and file tender offer documents with the SEC. The tender offer documents will contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, the Company’s offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If, however, a shareholder vote is required by law, or the Company decides to hold a shareholder vote for business or other legal reasons, the Company will, like other blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will consummate a business combination only if a majority of the outstanding ordinary shares voted are voted in favor of the business combination. In such case, the initial shareholders have agreed to vote their founder shares in accordance with the majority of the votes cast by the public shareholders and to vote any public shares purchased during or after this offering in favor of the initial business combination.

The Company’s Memorandum and Articles of Association provides that the Company will continue in existence only until 21 months from the consummation of the Offering unless a business combination is consummated.

Note 2 — Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Geographical Risk

The Company’s operations, if a Business Combination is consummated outside the United States, will be subject to local government regulations and to the uncertainties of the economic and political conditions of those areas.

Investments Held in Trust

Investments held in trust are comprised of U.S. Treasury Bills and are classified as held to maturity and carried at amortized cost as management has the positive intent and ability to hold them to maturity. Interest income will be recognized on the amortization of the purchase premium or discount on the level-yield basis.

Income Taxes

The Company was incorporated as a Cayman Island exempted company and therefore the Company is not currently subject to income tax. Upon consummation of an acquisition as contemplated, the Company may be subject to income tax depending on the jurisdiction of the merged entity’s operations.

Redeemable Common Stock

The Company accounts for redeemable common stock in accordance with Accounting Standards Codification 480-10-S99 “Classification and Measurement of Redeemable Securities”  which provides that securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a liquidation event, the redeemable securities should not be classified outside of permanent equity. Accordingly, 4,367,578 shares of common stock sold in the offering are classified outside of permanent equity at redemption value. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable common stock to equal its redemption value at the end of each reporting period.

Earnings per Share

Basic earnings per share is computed by dividing net income by the weighted-average number of ordinary shares outstanding during the period. The 1,955,000 ordinary shares issued to the Company’s Initial Shareholders were issued for $25,000, which is considerably less than the Offering per share price, such shares have been assumed to be retroactively outstanding for the period since inception.

Reclassification

Certain amounts in the prior period financial statements and related notes have been reclassified to conform to the current period presentation.

For the period from January 18, 2010 (inception) to June 2, 2011, potentially dilutive securities are comprised of:

		For the period	For the period
	For the period	from January 18, 2010	from January 18, 2010
	from January 1, 2011	(Inception) to	(Inception) to
	to June 2, 2011	December 31, 2010	June 2, 2011

Warrants to purchase common stock	8,966,667	-	8,966,667

The warrants have been excluded from the computation of fully diluted loss per share as their effect is anti-dilutive

Recent Accounting Pronouncements

The adoption of recently effective accounting standards did not have a material effect on the Company’s financial statements nor does the Company believe that any other recently issued, but not yet effective, accounting standards will have a material effect on the Company’s financial position or results of operations when adopted.

Note 3 — Initial Public Offering

On June 2, 2011, the Company sold 5,000,000 Units, at an Offering price of $10.00 per unit, generating gross proceeds of $50,000,000. Each Unit consists of one ordinary share, $0.001 par value, of the Company and one Redeemable Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $12.00 commencing upon the completion of a Business Combination and expiring five years from the consummation of a Business Combination. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

In connection with the Offering the Company granted the underwriters a 45-day option to purchase up to 750,000 additional Units solely to cover over-allotments. If the over-allotment option is exercised the Company will have issued a total of 5,750,000 Units resulting in gross proceeds of $57,750,000. As of June 2, 2011 the underwriters had not exercised this option.

The total underwriting fee will be 7.0% with 4.5% paid upon completion of the Offering and 4.5% comprised of (1) 2.25% of the gross proceeds of the Offering reduced by the aggregate redemption price of the public shares redeemed in connection with the consummation of the Company’s initial Business Combination, up to $1,125,000, or $1,293,750 if the underwriters’ over-allotment option is exercised in full, which will be automatically released to the underwriters upon completion of the Company’s initial Business Combination, and (2) up to 2.25% of the gross proceeds of this offering, up to a maximum of $1,125,000, or $1,293,750 if the underwriters’ over-allotment option is exercised in full, payable to the underwriters in the Company’s sole discretion.

On June 2, 2011, certain of the initial stockholders purchased an aggregate of 3,966,667 warrants (the “Insider Warrants”) from the Company in a private placement pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The Placement Warrants were sold for a total purchase price of $2,975,000 or $0.75 per warrant. The private placement took place simultaneously with the consummation of the Offering. All of the proceeds received from this purchase were placed in the Trust Account. The Insider Warrants are identical to the Warrants in the Offering except that the Insider Warrants may be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as such securities are held by the Insiders or their affiliates. Additionally, all Insiders have waived their rights to receive distributions upon the Company’s liquidation prior to a Business Combination with respect to the Insider Shares. Furthermore, all Insiders have agreed that the Insider Warrants will not be sold or transferred until 30 days after the Company has completed its initial Business Combination.

Note 4 — Related Party

The Company entered into an unsecured promissory note with an officer of the Company in an aggregate principal amount of $200,000. The note does not bear interest and is payable as soon as practicable upon the completion of the Offering.  $19,900 of interest has been imputed on the note at 7% and charged to additional paid-in capital.  The discount is amortized to interest expense on a monthly basis and was fully amortized as of June 2, 2011.  Interest expense for the period from January  1, 2011 to June  2, 2011 and January 18, 2010 (Inception) to December 31, 2010 was $7,739 and $12,161 respectively.

The Company has agreed to pay Chum Capital Group Limited a total of $10,000 per month for office space, utilities, secretarial and general and administrative services for a period commencing June 2, 2011 and ending on the earlier of the consummation by the Company of an initial Business Combination or the Company’s liquidation. Chum Capital Group Limited is an affiliate of Xuesong Song, Jin Shi and Michael W. Zhang, the Company’s executives.

Note 5 — Shareholder’s Equity

Ordinary Shares

The Company is authorized to issue up to 60,000,000 ordinary shares, par value $0.001 per share. The holders of the ordinary shares are entitled to one vote for each ordinary share.

As of December 31, 2010, 1,955,000 ordinary shares were issued and outstanding, of which 225,000 ordinary shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full.

In March and May 2011, the Company’s initial shareholders forfeited, and the Company cancelled, 517,500 ordinary shares.

As of June  2, 2011, 6,437,500 ordinary shares were issued and outstanding, of which 187,500 ordinary shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full. An additional 367,647 founder shares shares (or 422,794 if the underwriters’ over-allotment option is exercised in full) are subject to forfeiture by the Company’s initial shareholders to the extent that certain share price targets are not achieved for any 20 trading days within at least one 30-trading day period within 36 months following the closing of the Company's initial business combination.

As of June 2, 2011 and December 31, 2010, there were 8,966,667 and nil shares of common stock reserved for issuance upon exercise of the Company’s outstanding warrants.

Preferred Stock

The Company is authorized to issue up to 5,000,000 shares of preferred stock, par value $0.001 per share. As of June  2, 2010 no shares of preferred stock were issued or outstanding.

Note 6 — Fair Value Measurements

The Company defines fair value as the amount at which an asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value estimates below are based on information available to the Company as of June 2, 2010.

The accounting standard regarding fair value measurements discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The standard utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•
Level 2:  Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company has no assets or liabilities carried at fair value on a recurring basis or assets carried at fair value on a non-recurring basis at June 2, 2011 and December 31, 2010, respectively.

As of June 2, 2010, $50,250,000 of the Company’s investment held in trust was invested exclusively in obligations of U.S. Treasury bills issued or guaranteed by the U.S. Treasury. The Company accounts for these investments as Held-to-maturity securities, which are recorded on the balance sheet at amortized cost and classified as either short term or long term based on the contractual maturity. The fair values of the Company’s investments U.S. Treasury bills are determined through observable quoted active markets and the fair value approximates carrying value due to the short term nature. As of June 2, 2011 there were no unrealized gains or losses on investments held in trust and the securities mature in September 2011.

Note 7  — Commitments

The holders of the Company’s initial shares issued and outstanding on as well as the holders of the Insider Warrants (and underlying securities), will be entitled to registration rights . The holders of the majority of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Company’s initial Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares, upon the earlier of (1) one year after the completion of our initial business combination and (2) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction after its initial Business Combination that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) in the case of the insider warrants and the respective ordinary shares underlying such warrants, 30 days after the completion of the Company’s initial Business Combination. Notwithstanding the foregoing, in the event the sales price of the Company’s shares reaches or exceeds $12.00 for any 20 trading days within any 30-trading day period during such one year period, 50% of the founder shares shall be released from the lock-up and, if the sales price of our shares reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during such one year period, the remaining 50% of the founder shares shall be released from the lock-up. In addition, the initial shareholders have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the insider warrants (including the ordinary shares issuable upon exercise of the insider warrants) until 30 days after the completion of the Company’s initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.